UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by Registrant ☑ Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Deutsche DWS Investments VIT Funds

Deutsche DWS Variable Series I

Deutsche DWS Variable Series II

(Name of Registrant as Specified in Its Charter)

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DWS FUNDS

_____________, 2024

Dear Shareholders:

The Boards of Trustees of the DWS funds (“we” or the “board”) are asking shareholders of the DWS funds (“you” or “shareholders”) to vote on a number of proposals related to the DWS funds, and we would like to explain what these votes are about.

First, all shareholders are being asked to vote on a proposal to elect board members of the DWS funds. As a result of recent retirements from the board and the scheduled retirements of three current board members at the end of 2024, the board is calling a special shareholder meeting to ask shareholders to elect board members. To provide continuity in the board’s oversight of the DWS funds, the board unanimously recommends that shareholders approve a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives. The board plays an essential role in providing oversight of fund operations, fund management, and other service providers to the funds, and we urge you to take the time to vote on this important proposal.

In addition to electing board members, shareholders of certain DWS funds are also being asked to vote on additional proposals. These proposals are intended to provide enhanced efficiency in operations or greater investment flexibility for the applicable DWS funds. We are seeking approval of these proposals, which have been proposed by DWS Investment Management Americas, Inc. (“DIMA”), investment advisor to the funds, and approved by the board to seek to enhance the funds’ investment operations and potentially investment results over the long-term.

For DWS Equity 500 Index VIP, shareholders are being asked to approve a proposal to adopt a policy permitting DIMA, subject to board approval, to appoint and terminate affiliated and non-affiliated sub-advisors and to materially amend sub-advisor contracts without shareholder approval. Approval of the proposal for the fund will permit DIMA and the board to make decisions regarding sub-advisors to the fund without the necessity of an expensive proxy solicitation. The appointment of sub-advisors to manage other DWS funds pursuant to this policy has been seamless and has allowed DIMA, subject to board approval, to ensure that funds are managed by the best possible team of investment professionals.

For DWS Capital Growth VIP, shareholders are being asked to vote on a change in the fund’s diversification policy to seek to give the portfolio management team greater flexibility to make investments in a market dominated by a handful of very large companies.

After carefully reviewing the proposals, the board has determined that these actions are in the best interests of the DWS funds. The board unanimously recommends that you vote FOR the proposed slate of nominees to the boards of the DWS funds and FOR each proposal applicable to your fund(s). The Joint Proxy Statement provides further information on each proposal and shareholders should read it carefully.

Thank you for your attention to these important matters.

Sincerely yours,

Keith R. Fox (Chair)

Mary S. Daugherty

Dawn-Marie Driscoll

Richard J. Herring

Chad D. Perry

Rebecca W. Rimel

Catherine Schrand

William N. Searcy, Jr.

Questions &Answers

Q       Why am I receiving this proxy statement?

A	As a result of recent retirements from the boards of trustees of the DWS funds (the “board”) and the scheduled retirements of three current board members of the DWS funds at the end of 2024, the board is calling a special shareholder meeting to ask shareholders to elect board members. To provide continuity in the board’s oversight of the DWS funds, the board unanimously recommends that shareholders approve a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives.

In addition to electing board members, this proxy statement also seeks approval from shareholders of certain DWS funds for a number of other proposals aimed at enhancing the efficiency of the applicable DWS funds’ operations or providing greater investment flexibility, including:

•	adoption of a sub-advisor approval policy covering both affiliated and unaffiliated sub-advisors by DWS Equity 500 Index VIP; and
•	a change in diversification policy for DWS Capital Growth VIP.

Q	I am the owner of a variable life insurance policy or variable annuity contract offered by my insurance company. I am not a direct shareholder of any of the funds. Why am I being asked to vote on a proposal for shareholders of the funds?

A	You have previously directed your insurance company to invest certain proceeds relating to your variable life insurance policy and/or variable annuity contract (each a “Contract”) in a fund. Although you receive the gains, losses and income from this investment, your insurance company holds on your behalf any shares corresponding to your investment in the fund. Thus, you are not the “shareholder” of the fund; rather, your insurance company is the shareholder. However, you have the right to instruct your insurance company on how to vote the fund shares corresponding to your investment through your Contract.

The attached Joint Proxy Statement is used to solicit voting instructions from you and other owners of Contracts (“Contract Owners”). All persons entitled to direct the voting shares of a fund, whether or not they are shareholders, are described as voting for purposes of the Joint Proxy Statement.

Each of the proposals is described in more detail below.

After carefully reviewing the proposals, the board has determined that these actions are in the best interests of the DWS funds. The board unanimously recommends that Contract Owners vote FOR the proposed slate of nominees to the boards of the DWS funds and FOR each of the other proposals if applicable to their fund(s).

Q&A continued

PROPOSAL TO ELECT BOARD MEMBERS

(All Funds)

Q	Why am I being asked to vote for board members?
A	As a result of recent retirements from the boards of trustees/directors of the DWS funds (the “board”) and the scheduled retirements of three current board members of the DWS funds, the board is seeking shareholder approval of a slate of six board member nominees for each fund that includes five continuing individuals who currently serve on the board of some or all of the DWS funds and one individual who does not currently serve on the board of any of the DWS funds. If the board member nominees are elected, the elections will be immediately effective and with the retiring board members, the board will be comprised of nine board members until December 31, 2024. Following the retirements scheduled for the end of 2024, each DWS fund’s board will be comprised of six board members. These six board member nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the board with extensive knowledge of the DWS funds and fund management, while the others will have joined the board in the past three years, providing a great mix of experience and new perspectives.
Q	Why does my fund’s board recommend this proposal?
A	The board of your fund has nominated and is unanimously recommending that shareholders approve the election of each board member nominee. The board believes that your fund will benefit from the expertise, experience, independence and diversity of the board member nominees, including the extensive collective experience of the current board members in overseeing the DWS funds.

PROPOSAL TO APPROVE A SUB-ADVISER APPROVAL POLICY

(DWS Equity 500 Index VIP)

Q	Why am I being asked to vote on this proposal?

A	Shareholders of DWS Equity 500 Index VIP are being asked to approve a policy for the fund that would permit Deutsche Investment Management Americas, Inc. (“DIMA”), the fund’s investment advisor, subject to the approval of the fund’s board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts (the “Sub-Advisor Approval Policy”). The Sub-Advisor Approval Policy is subject to the terms and conditions of an exemptive order granted to the DWS funds and DIMA by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”). One of the conditions of the Exemptive Order is that shareholder approval of the Sub-Advisor Approval Policy must be obtained before the Sub-Advisor Approval Policy can be implemented for a fund. Approval of the Sub-Advisor Approval Policy will not affect the investment management agreement between the fund and DIMA or the management fees paid to DIMA by the fund.

Q&A continued

Q        Why does my fund’s board recommend this proposal?

A	The board recommends this proposal as it believes that it is in the best interests of your fund to give DIMA greater flexibility to select, supervise and evaluate affiliated and unaffiliated sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval. If DIMA and the board are authorized to implement the Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to the fund to appoint a sub-advisor when DIMA and the Board believe that the appointment would benefit the fund and its shareholders. The board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review and approval by the board, in light of DIMA’s significant experience and expertise in this area. The board believes that investors may choose to invest in the fund because of DIMA’s experience in this respect. Finally, the board will continue to oversee the sub-advisor selection process to ensure that fund’s interests are protected whenever DIMA selects a sub-advisor or modifies a sub-advisory contract.

PROPOSAL TO APPROVE A CHANGE IN DIVERSIFICATION POLICY

(DWS Capital Growth VIP)

Q	Why am I being asked to vote on this proposal?
A	Shareholders of DWS Capital Growth VIP are being asked to approve a change in the fund’s diversification classification under the Investment Company Act of 1940 (the “1940 Act”) from diversified to non-diversified. A fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. The fund is currently classified as a diversified fund. A fund that elects to be classified as diversified must invest at least 75 percent of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such fund and to not more than 10 percent of the outstanding voting securities of such issuer. A fund that elects to be classified as non-diversified is not subject to the above requirements and can invest a greater percentage of the fund’s assets in any one issuer and in fewer issuers overall.

Currently, the primary benchmark of the fund is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of the large capitalization growth sector of the U.S. equity market. While the fund is not an index fund, the fund’s portfolio management team evaluates and considers the stocks in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks in the Russell 1000 Growth have experienced extraordinary increases in market capitalization. Notably, these stocks have included Amazon.com, Inc., NVIDIA Corp., Meta Platforms, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp. As a result, the Russell 1000 Growth and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. As of _________, 2024, the stocks noted above make up ___% of the Russell 1000 Growth. Although increased levels of stock concentration have fluctuated in the Russell 1000 Growth in the past, the portfolio management team believes this market concentration is likely to persist rather than “self-correct” as it has historically done in the past.

A diversified fund like the fund must underweight its holdings in the more concentrated stocks relative to their weights in the Russell 1000 Growth, even if the portfolio management team believes them to be attractive investment opportunities. For this reason, maintaining the fund as a diversified fund is expected to increasingly limit the fund’s investment flexibility within the U.S. large cap growth universe and put the fund at a competitive disadvantage against

Q&A continued

peers that operate as non-diversified funds. On the other hand, if the fund operates as a non-diversified investment company, which would allow it to invest a greater percentage of its assets in a smaller number of stocks, the portfolio management team will have increased investment flexibility that would allow the fund to better reflect the current composition and security weightings of the U.S. large cap equity universe.

A non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single stock or fewer stocks overall. The risks associated with the fund changing to a non-diversified fund are discussed in greater detail in the attached Joint Proxy Statement.

Q	Why does my fund’s board recommend this proposal?
A	For the reasons discussed above, the board believes reclassifying your fund from diversified to non-diversified is in the best interests of your fund and its shareholders because it provides the fund’s portfolio management team with increased investment flexibility and potential for better investment performance over time.

GENERAL

Q	How can I vote?
A	Contract Owners can vote in any one of three ways:
1.	Through the Internet, by going to the web site listed on your voting instruction form;
2.	By telephone, with a toll-free call to the number listed on your voting instruction form; or
3.	By mail, with the enclosed voting instruction form.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your voting instruction form. These voting methods will save your fund money. Whichever method you choose, please take the time to read the full text of the Joint Proxy Statement, either online at https://www.proxy-direct.com/dws-34138 or in printed form, before you vote.

Q	Whom should I call for additional information about the attached Joint Proxy Statement?

A	Please call Computershare, your fund’s information agent, at (866) 461-6920, or your insurance company.

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Deutsche DWS Variable Series I	Deutsche DWS Variable Series II
DWS Capital Growth VIP	DWS Alternative Asset Allocation VIP
DWS Core Equity VIP	DWS CROCI® US VIP
DWS CROCI® International VIP	DWS Global Income Builder VIP
DWS Global Small Cap VIP	DWS Government Money Market VIP
DWS High Income VIP
Deutsche DWS Investments VIT Funds	DWS International Growth VIP
DWS Equity 500 Index VIP	DWS Small Mid Cap Growth VIP
DWS Small Cap Index VIP	DWS Small Mid Cap Value VIP

875 Third Avenue

New York, New York 10022

NOTICE OF JOINT SPECIAL MEETINGS OF SHAREHOLDERS

To Be Held November 21, 2024

This is the formal agenda for the joint special meetings of the shareholders of each of the DWS funds listed above. It tells you what matters will be voted on and the time and place of the joint special meetings, in the event you choose to attend in person.

To the shareholders of the DWS funds listed above:

Joint special meetings of the shareholders of each DWS fund listed above will be held on November 21, 2024, at [ ] [a.m./p.m.] (Eastern time), at the offices of DWS Investment Management Americas, Inc., 100 Summer Street, Boston, Massachusetts 02110 (the “Meeting”), to consider the following (each, a “Proposal”):

Proposal I:

(All Funds)	Election of Board Members

Proposal II: (DWS Equity 500 Index VIP)	Approval of a Sub-Advisor
Approval Policy

Proposal III: (DWS Capital Growth VIP)	Approval of a Change in
Diversification Policy

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments thereof.

Holders of record of shares of each trust listed above (or series thereof, as applicable) at the close of business on September 6, 2024 are entitled to vote at the Meeting and at any postponements or adjournments thereof.

In the event that the necessary quorum to transact business or the vote required to approve a Proposal for any trust or applicable series is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit such further solicitation of proxies as may be deemed necessary or advisable.

The Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

This notice and the related proxy material are first being mailed to shareholders on or about September ___, 2024.

This proxy is being solicited on behalf of your trust’s board.

By Order of the Boards,

John
Millette
Secretary

[Date]

We urge you to mark, sign, date and mail the enclosed voting instruction form in the postage-paid envelope provided or to record your voting instructions by telephone or via the Internet. If you complete and sign the voting instruction form (or tell us how you want to vote by voting by telephone or via the Internet), we will vote it exactly as you tell us. If you simply sign the voting instruction form, we will vote it in accordance with the board’s recommendation on each Proposal applicable to your fund. Your prompt return of the enclosed voting instruction form (or your voting by telephone or via the Internet) may save the necessity and expense of further solicitations. You may receive more than one voting instruction form if you own shares in more than one DWS fund. If so, please return each one. If you have any questions, please call Computershare, your fund’s information agent, at the special toll-free number we have set up for you ((866) 461-6920) or contact your insurance company.

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION FORMS

The following general rules for signing proxy cards and voting instruction forms may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card or voting instruction form properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2.         Joint Accounts: Both parties should sign, and the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3.         All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner
Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

IMPORTANT INFORMATION

FOR OWNERS OF VARIABLE ANNUITY OR

LIFE INSURANCE CONTRACTS INVESTED IN

SERIES OF DEUTSCHE DWS VARIABLE SERIES I,

DEUTSCHE DWS VARIABLE SERIES II OR

DEUTSCHE DWS INVESTMENTS VIT FUNDS

This document contains a Joint Proxy Statement and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue(s) relating to your investment in one or more of the Funds listed at the top of the Notice of Joint Special Meetings of Shareholders (each a “Fund”). If you complete and sign the voting instruction form (or tell your insurance company by telephone or through the Internet how you want it to vote), your insurance company will vote the shares corresponding to your insurance contract exactly as you indicate. If you simply sign the voting instruction form, your insurance company will vote the shares corresponding to your insurance contract in accordance with the Board’s recommendations. If you do not return your voting instruction form or record your voting instructions by telephone or through the Internet, your insurance company will vote the shares corresponding to your insurance contract in the same proportion as shares for which instructions have been received.

We urge you to review the Joint Proxy Statement carefully, and either fill out your voting instruction form and return it by mail, or record your voting instructions by telephone or through the Internet. You may receive more than one voting instruction form. If so, please vote each one. Your prompt return of the enclosed voting information form (or your providing voting instructions by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like your interests to be represented and welcome your comments. Please take a few minutes to read these materials and return your voting instruction form. If you have any questions, please call Computershare Fund Services, Inc., information agent for your Fund, at the special toll-free number we have set up for you, 866-461-6920, or contact your insurance company.

JOINT PROXY STATEMENT FOR THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS

NOVEMBER 21, 2024

GENERAL

This joint proxy statement (the “Proxy Statement”) is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of each of the DWS Trusts listed in the enclosed Notice of Joint Special Meetings of Shareholders (each, a “Trust” and collectively, the “Trusts” and each series thereof, a “Fund” and collectively, the “Funds”), at the Joint Special Meetings of Shareholders to be held at the offices of DWS Investment Management Americas, Inc. (“DIMA”), 100 Summer Street, Boston, Massachusetts 02110 on November 21, 2024 at [time] (Eastern time), and at any and all postponements or adjournments thereof (the “Meeting”), at which shareholders will be asked to consider several proposals (each, a “Proposal” and collectively, the “Proposals”).

Shares of the Funds are available exclusively as a funding vehicle for variable life insurance policies and variable annuity contracts (each a “Contract”) offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies (“Participating Insurance Companies”). The Participating Insurance Companies own shares of the Funds as depositors for the owners of their respective Contracts (each a “Contract Owner”). Thus, individual Contract Owners are not the “shareholders” of the Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders of record. (Depending on the context, references to “you” or “your” or “shareholder(s)” herein refer to the Contract Owner and/or to the Participating Insurance Company separate accounts.) To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission (“SEC”), each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the Proposals. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Funds. All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

This Proxy Statement, along with the enclosed Notice of Joint Special Meetings of Shareholders and the accompanying proxy card or voting instruction form are first being mailed to shareholders and Contract Owners on or about September , 2024. It explains what you should know before voting on the Proposals described herein. Please read it carefully and keep it for future reference.

In the descriptions of the Proposals below, the word “fund” is sometimes used to mean an investment company or series thereof in general, and not the Funds whose shareholders are solicited by this Proxy Statement. In addition, for simplicity, actions may be described in this Proxy Statement as being taken by a Fund that is a series of a Massachusetts business trust (Trust), although all actions are actually taken by the Trust on behalf of the applicable Fund. The term “Board,” as used herein, refers to a Board of Trustees of a Trust. The term “Board Member,” as used herein, refers to a person who serves as a trustee of a Trust (a “Trustee”). In this Proxy Statement, the singular of Board is used for simplicity, but, in many instances, references to the Board are referring to each Board of each separate Trust.

The Meeting is being held to consider and to vote on the following Proposals for the Funds, as shown below and as described more fully herein, and such other matters as may properly come before the Meeting:

Proposal I: (All Funds)	Election of Board Members

Proposal II: (DWS Equity 500 Index VIP)	Approval of a Sub-Advisor Approval Policy

Proposal III: (DWS Capital Growth VIP)	Approval of a Change in Diversification Policy

The appointed proxies will vote in their discretion on any other business that properly may come before the Meeting.

The most recent Annual and Semi-Annual Shareholder Reports of the Funds (each, a “Report”), previously have been furnished to the Funds’ shareholders. An additional copy of each Report will be furnished without charge upon request by writing to a Fund at 222 South Riverside Plaza, Chicago, Illinois 60606-5808. Reports are also available by calling 1-800-728-3337. Reports are also available on the DWS Funds’ website at dws.com/vipros or at the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

PROPOSAL I
ELECTION OF BOARD MEMBERS

(All Funds)

As a result of recent retirements from the Board of each Trust and the scheduled retirements of three current Board Members at the end of 2024, the Board is seeking the election of a slate of nominees (the “Board Member Nominees”). To provide continuity in the Board’s oversight of the Funds, the Board unanimously recommends that shareholders approve the slate of six Board Member Nominees that includes five continuing individuals who currently serve on the Board of some or all of the Trusts and one individual who does not currently serve on the Board of any of the Trusts. The Board Member Nominees are: Jennifer S. Conrad, Mary Schmid Daugherty, Keith R. Fox, Chad D. Perry, Rebecca W. Rimel and Catherine Schrand. Pertinent information about each Board Member Nominee as of August 1, 2024, is set forth below. If elected by the shareholders of all the Trusts at the Meeting, each Board Member Nominee would be seated effective immediately and serve on the Board of [ ] Trusts/Corporations overseeing [ ] Funds. While not being submitted to shareholders for election at the Meeting, the retiring Board Members (Dawn-Marie Driscoll, Richard J. Herring and William N. Searcy, Jr.) have previously been elected by shareholders of the Funds and will continue to serve on the Board until their retirements on December 31, 2024 pursuant to the Board’s retirement policy. As such, if the Board Member Nominees are elected, effective January 1, 2025, the Board of each Trust will be comprised of six Board Members. As shown below, these six Board Member Nominees have impressive records of achievement in business, law, academia and the non-profit sector. Two are long-serving members of the Board with extensive knowledge of the Funds and Fund management, while the others will have joined the Board in the past three years, providing a great mix of experience and new perspectives.

The Board Member Nominees were nominated by the Board upon the recommendation of the Board’s Nominating and Governance Committee. Ms. Conrad was recommended to the Nominating and Governance Committee by an Independent Board Member (as defined below). It is the intention of the persons named in the enclosed Proxy Card to vote the shares represented thereby for the election of the Board Member Nominees unless the Proxy Card is marked otherwise. Each of the Board Member Nominees has consented to being named in the Proxy Statement and has agreed to serve as a Board Member if elected. However, should any Board Member Nominee become unable or unwilling to serve prior to the Meeting, the persons named as proxies may vote your shares for substitute nominees, if any, recommended by the Board.

Information Concerning Board Member Nominees

Information is provided below for each Board Member Nominee for election at the Meeting. Each Board Member Nominee elected to the Board at the Meeting will serve until his or her successor has been duly elected and qualified, or until he or she resigns, retires or is otherwise removed. All of the Board Member Nominees are non-interested Board Members, pursuant to the provisions of the 1940 Act (“Independent Board Members”).

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Funds in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Mary Schmid Daugherty, NACD DC, PHD, CFA (1958)	Board Member or Advisory Board Member(4) Since 2023	Senior Fellow in Applied Finance, Department of Finance, Opus College of Business at the University of St. Thomas (1987-present); Directorships: The Meritex Company (2017-present); and The Hardenbergh Foundation (2021-present); Former Directorships: Driessen Water, Inc. (2016-2023); Mairs & Power Funds Trust (mutual funds) (2010-2022); and Crescent Electric Supply Company (2010-2019)	21	None
Keith R. Fox, CFA (1954)	Chairperson of the Board Since 2017 Board Member Since 1996	Former Managing General Partner, Exeter Capital Partners (a series of private investment funds) (1986-2023); former Chairman, National Association of Small Business Investment Companies. Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds); and Progressive International Corporation (kitchen goods designer and distributor)	68	None

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Funds in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Chad D. Perry (1972)	Board Member Since 2021	Executive Vice President, RLJ Lodging Trust(3) (since 2023); formerly: Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.(3) (2011-2023); Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.(3) (2006-2011); Senior Corporate Counsel, EMC Corporation (2005-2006); and Associate, Ropes & Gray LLP (1997-2005)	68	Director, Great Elm Capital Corp. (business development company) (since 2022)
Catherine Schrand (1964)	Board Member Since 2021	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (1994-present), The Wharton School, University of Pennsylvania; and Member of the Financial Economists Roundtable (since 2014) (Steering Committee Member since 2022 and Executive Committee Member since 2024). Directorships: Advisory Board Member, the Jacobs Levy Center, The Wharton School, University of Pennsylvania (since 2023); formerly: Vice Dean, Wharton Doctoral Programs, The Wharton School, University of Pennsylvania (2016-2019).	68	None

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Funds in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Rebecca W. Rimel (1951)	Board Member Since 1995	Directorships: Washington College (since July 2023); Formerly: President, Chief Executive Officer and Director (1994-2020) and Senior Advisor (2020-2021), The Pew Charitable Trusts (charitable organization); Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Former Directorships: Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012); Director, BioTelemetry, Inc.(3) (acquired by Royal Philips in 2021) (health care) (2009-2021); Director, Becton Dickinson and Company(3) (medical technology company) (2012-2022)	68	Director, The Bridgespan Group (nonprofit organization) (Since October 2020)
Jennifer S. Conrad (1959)	N/A – Candidate for Election to the Board	Dalton McMichael, Sr., Distinguished Professor of Finance, Kenan-Flagler Business School, University of North Carolina at Chapel Hill	None	None

Information Concerning Retiring Board Members

Information is provided below for each Board Member retiring effective December 31, 2024. All of the retiring Board Members are Independent Board Members.

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Dawn-Marie Driscoll (1946)	Board Member Since 1987	Emeritus Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978-1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007-2015); Sun Capital Advisers Trust (mutual funds) (2007-2012); Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	68	None

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
Richard J. Herring (1946)	Board Member Since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (1972-present); formerly: Director, The Wharton Financial Institutions Center (1994- 2020); Vice Dean and Director, Wharton Undergraduate Division (1995-2000) and Director, The Lauder Institute of International Management Studies (2000-2006); Member FDIC Systemic Risk Advisory Committee (2011-present), member Systemic Risk Council (2012-present) and member of the Advisory Board of the Yale Program on Financial Stability (2013-present); Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003-2015), Executive Director of The Financial Economists Roundtable (2008-2015), Director of The Thai Capital Fund (2007- 2013), Director of The Aberdeen Singapore Fund (2007-2018), Director, The Aberdeen Japan Fund (2007-2021) and Nonexecutive Director of Barclays Bank DE (2010-2018)	68	None

Name and Year of Birth	Position with the DWS Fund Board and Length of Time Served(1)	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member(2)	Other Directorships Held by Board Member During the Past 5 Years
William N. Searcy, Jr. (1946)	Board Member Since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation(3) (telecommunications) (November 1989-September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	68	None

(1)	The length of time served represents the year in which the Board Member joined the Board one or more DWS funds.
(2)	As of August 1, 2024.
(3)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(4)

Ms. Daugherty is currently a Board member for Cash Account Trust, Deutsche DWS Market Trust, Deutsche DWS Money Funds, Deutsche DWS State Tax-Free Income Series, Deutsche DWS Variable Series II, Investors Cash Trust, DWS Municipal Income Trust and DWS Strategic Municipal Income Trust. She is currently an Advisory Board Member of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. If elected, Ms. Daugherty will serve as a Trustee/Director for all Trusts/Corporations.

Unless otherwise noted, each Board Member Nominee and retiring Board Member has engaged in the principal occupation(s) noted in the tables above for at least the most recent five years, although not necessarily in the same capacity. The mailing address of each Board Member Nominee and retiring Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

As reported to the Funds, Appendix A to this Proxy Statement sets forth the dollar range and number of shares beneficially owned by each Board Member Nominee and retiring Board Member in each Fund as of August 10, 2024. Appendix A also sets forth the aggregate dollar range of shares beneficially owned by each Board Member Nominee and retiring Board Member in all DWS funds overseen by the Board Member Nominees and retiring Board Members as of August 10, 2024.

The Nominating and Governance Committee of the Board of each Trust is responsible for recommending proposed nominees for election to the full Board for its approval. In recommending the election of the Board Member Nominees, the Committee generally considered the educational, business and professional experience of each Board Member Nominee in determining his or her qualifications to serve as a Board Member, including the Board Member Nominee’s record of service as a director or trustee of public and private organizations. In the case of five of the six Board Member Nominees, this included his or her years of previous service as a director or trustee of some or all of the DWS funds. This previous service has provided these Board Member Nominees with a valuable understanding of the history of the DWS funds and the DIMA organization and has also served to demonstrate his or her high level of diligence and commitment to the interests of Fund shareholders and his or her ability to work effectively and collegially with other members of the Board. The Committee also considered, among other factors, the particular attributes described below with respect to the various individual Board Member Nominees:

Mary Schmid Daugherty — Ms. Daugherty’s experience as a professor of finance and business consultant, and her experience as a corporate director of numerous organizations, including experience as a mutual fund director.

Keith R. Fox — Mr. Fox’s experience as the chairman and a director of various private operating companies and investment partnerships and his experience as a director and audit committee member of several public companies. In addition, he holds the Chartered Financial Analyst designation.

Chad D. Perry — Mr. Perry’s professional training and experience as an attorney, his experience as general counsel of multiple public companies and his prior experience in the financial services industry.

Rebecca W. Rimel — Ms. Rimel’s experience on a broad range of public policy issues acquired during her service as the executive director of a major public charity and her experience as a director of several public companies.

Catherine Schrand — Ms. Schrand’s experience as a professor of accounting at a leading business school and her expertise as an author and editor on the subject of accounting and economics.

Jennifer Conrad — Ms. Conrad’s experience as a professor of finance with expertise on a range of topics including investments, derivatives and corporate finance.

The Nominating and Governance Committee has also previously considered the educational, business and professional experience of each retiring Board Member in determining his or her qualifications to serve as a Board Member. The Committee considered, among other factors, the particular attributes described below with respect to the various individual retiring Board Members:

Dawn-Marie Driscoll — Ms. Driscoll’s professional training and experience as an attorney, her expertise as a consultant, professor and author on the subject of business ethics, her service as a member of the executive committee of the Independent Directors Council of the Investment Company Institute and her experience as a director of an insurance company serving the mutual fund industry.

Richard J. Herring — Mr. Herring’s experience as a professor of finance at a leading business school and his service as an advisor to various professional and governmental organizations.

William N. Searcy, Jr. — Mr. Searcy’s experience as an investment officer for various major public company retirement plans, which included evaluation of unaffiliated investment advisers and supervision of various administrative and accounting functions.

Officers

The officers of each Fund are set forth in Appendix B hereto.

Compensation of Board Members and Officers

Each Independent Board Member receives compensation from each Fund for his or her services, which includes retainer fees and specified amounts for various committee services and for the Board Chairperson and Vice Chairperson, if any. No additional compensation is paid to any Independent Board Member for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Board Members do not receive any employee benefits such as pension or retirement benefits or health insurance from the Funds or any fund in the DWS fund complex. As noted above, all Board Member Nominees are or will be Independent Board Members.

Fund officers who are officers, directors, employees or stockholders of DIMA or its affiliates receive no direct compensation from the Funds, although they are compensated as employees of DIMA, or its affiliates, and as a result may be deemed to participate in fees paid by the Funds.

Appendix C to this Proxy Statement sets forth compensation paid to each current Independent Board Member by each applicable Fund for its most recently completed fiscal year and to each current Independent Board Member by the DWS fund complex for the calendar year ended December 31, 2023.

Board Structure

The primary responsibility of each Fund’s Board is to represent the interests of the Fund and to provide oversight of the management of the Fund. SEC rules currently require a majority of the board members of a fund to be “independent” if the fund takes advantage of certain exemptive rules under the 1940 Act. Each of the Board Member Nominees and the retiring Board Members is or will be an Independent Board Member. Each of the Board Member Nominees has been selected and nominated solely by the current Independent Board Members.

The Board meets multiple times during the year to review investment performance and other operational matters, including regulatory and compliance related policies and procedures. Furthermore, the Independent Board Members review the fees paid to DIMA and its affiliates for investment advisory services and other services. The Board has adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Board Members in performing their duties. For example, the Independent Board Members select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing Fund matters, and regularly meet privately with their counsel. An Independent Board Member, Mr. Fox, currently serves as Chairperson of the Board.

During calendar year 2023, the Board held five (5) regular meetings. Each Board Member attended at least 75% of the respective meetings of the Board and the committees (if a member thereof) held during calendar year 2023.

The Board provides a process for shareholders to send communications to the Board. Correspondence should be sent by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600, who will forward it to a specific Board Member if addressed to that Board Member.

Taking into account the number, diversity and complexity of the Funds overseen by the Board Members and the aggregate amount of assets under management in the Funds, the Board has determined that the efficient conduct of its affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board. These committees, which are described in more detail below, review and evaluate matters specified in their charters and take actions on those matters and/or make recommendations to the Board, as appropriate. Each committee may utilize the resources of the Funds’ counsel and auditors as well as other experts. The committees meet as often as necessary, either in conjunction with regular meetings of the Board or otherwise. The membership and chair of each committee are appointed by the Board upon recommendations of the Nominating and Governance Committee. The membership and chair of each committee consist exclusively of Independent Board Members.

The Board of each Fund has determined that this committee structure also allows the Board to focus more effectively on the oversight of risk as part of its broader oversight of the Fund’s affairs. While risk management is the primary responsibility of DIMA for each Fund, the Board regularly receives reports regarding investment risks and compliance risks. The Board’s committee structure allows separate committees to focus on different aspects of these risks and their potential impact on some or all of the Funds and to discuss with the DIMA how it monitors and controls such risks.

The Board has established the following standing committees: Audit Committee, Nominating and Governance Committee and Operations Committee (each, a “Committee”). The Boards of the Corporations also have a Dividend Committee which meets on an as-needed basis. For each Committee, except the Dividend Committee, a written charter setting forth the Committee’s responsibilities was adopted by the Board. The function, membership and number of meetings held in calendar year 2023 for each Committee is discussed below.

Audit Committee. The Audit Committee assists the Board in fulfilling its responsibility for oversight of (1) the integrity of the financial statements, (2) a Fund’s accounting and financial reporting policies and procedures, (3) a Fund’s compliance with legal and regulatory requirements related to accounting and financial reporting, (4) valuation of Fund assets and securities and (5) the qualifications, independence and performance of the independent registered public accounting firm for a Fund. The Audit Committee oversees a Fund’s valuation designee, who is responsible for valuing the Fund’s securities and other assets. The Audit Committee also approves and recommends to the Board the appointment, retention or termination of the independent registered public accounting firm for a Fund, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to a Fund’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. Each Fund’s Audit Committee is governed by the Audit Committee Charter, which is available at _____________________________________________________.

Pursuant to the charter of the Audit Committee, no member of the Audit Committee shall serve on the audit committee of more than three public companies unless the Board determines that such simultaneous service would not impair the ability of the Audit Committee member to serve effectively on the Audit Committee. During the calendar year 2023, the Audit Committee held five (5) meetings. The current members of the Audit Committee are Catherine Schrand (Chair), Richard J. Herring (Vice Chair), Keith R. Fox and Mary Schmid Daugherty.1

Nominating and Governance Committee. The Nominating and Governance Committee recommends individuals for membership on the Board, nominates officers, Board and Committee chairs, vice chairs and Committee members, and oversees the operations of the Board. The Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual to be considered by the Nominating and Governance Committee for nomination as a Board Member. The Nominating and Governance Committee may take into account a wide variety of factors in considering Board Member candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) the current composition of the Board. The Nominating and Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Governance Committee reviews recommendations by shareholders for candidates for Board positions on the same basis as candidates recommended by other sources. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. The Nominating and Governance Committee is governed by the Nominating and Governance Committee Charter, which is available at ____________________________.

The current members of the Nominating and Governance Committee are Rebecca W. Rimel (Chair), Chad D. Perry (Vice Chair) and Keith R. Fox. During the calendar year 2023, the Nominating and Governance Committee held four (4) regular meetings.

Operations Committee. The Operations Committee reviews the administrative operations and general compliance matters of the Funds. The Operations Committee reviews administrative matters related to the operations of the Funds, policies and procedures relating to portfolio transactions, custody arrangements, fidelity bond and insurance arrangements and such other tasks as the full Board deems necessary or appropriate. The current members of the Operations Committee are William N. Searcy, Jr. (Chair), Dawn-Marie Driscoll (Vice Chair), Chad D. Perry and Rebecca W. Rimel. During the calendar year 2023, the Operations Committee held five (5) meetings.

Dividend Committee. The Dividend Committee authorizes dividends and other distributions for those Funds that are organized as series of a Maryland corporation. The Dividend Committee meets on an as needed basis. The Dividend Committee applies only to the following corporations: Deutsche DWS Global/International Fund, Inc. and Deutsche DWS International Fund, Inc. The current members of the Dividend Committee are Dawn-Marie Driscoll, Keith R. Fox, Richard J. Herring (Alternate), Rebecca W. Rimel (Alternate), Catherine

1 Ms. Daugherty is currently an Audit Committee member for Cash Account Trust, Deutsche DWS Market Trust, Deutsche DWS Money Funds, Deutsche DWS State Tax-Free Income Series, Deutsche DWS Variable Series II, Investors Cash Trust, DWS Municipal Income Trust and DWS Strategic Municipal Income Trust only.

Schrand (Alternate) and William N. Searcy, Jr. (Alternate). During the calendar year 2023, the Dividend Committee did not meet.

Ad Hoc Committees. In addition to the Committees described above, from time to time the Board may also form ad hoc committees to consider specific issues.

Required Vote

Under the Declarations of Trust for each Trust, each Board Member Nominee receiving a plurality of the votes cast at the Meeting by shares of such Trust at which a quorum is present will be elected as a Board Member. All Funds of each Trust or Corporation will vote together as a single class on Proposal I.

The election of the Board Member Nominees to the Board of each Trust is not conditioned on similar action being taken by the shareholders of the other Trusts/Corporations.

Recommendation of the Board

The Board believes that the election of each Board Member Nominee is in the best interests of the shareholders of each Fund. Accordingly, the Board unanimously recommends that shareholders vote FOR the election of each Board Member Nominee as set forth in Proposal I.

PROPOSAL II

APPROVAL OF A SUB-ADVISOR APPROVAL POLICY

(DWS Equity 500 Index VIP)

The Board of DWS Equity 500 Index VIP has approved, and recommends that shareholders of the Fund approve, a policy that would permit DIMA subject to the approval of the Board, but without shareholder approval, to (i) appoint and replace affiliated and unaffiliated sub-advisors and (ii) materially amend sub-advisory contracts (the “Sub-Advisor Approval Policy”). The Sub-Advisor Approval Policy would not affect the investment management agreement between the Fund and DIMA or the management fees paid to DIMA by the Fund. As used herein, affiliated sub-advisors are those that are indirect or direct, wholly-owned subsidiaries of DIMA or that are indirect or direct, wholly-owned subsidiaries of the same company that, indirectly or directly, wholly owns DIMA and unaffiliated sub-advisors are those that are not affiliated with the Fund or DIMA.

Statutory Authority

Under the 1940 Act, no person may serve as an investment advisor, including as a sub-advisor, to a fund except pursuant to a written contract that has been approved by the shareholders of the fund. As a result, without an order exempting the Fund from this provision of the 1940 Act or an SEC rule, the Fund would be unable to implement the Sub-Advisor Approval Policy as set forth in this Proposal. Pursuant to the terms of an exemptive order granted to the Fund and DIMA by the U.S. Securities and Exchange Commission (“SEC”) on August 20, 2012 (the “Exemptive Order”), DIMA, subject to Board approval, can select unaffiliated or affiliated sub-advisors to manage all or a portion of the assets of the Fund and can materially amend sub-advisory agreements with unaffiliated or affiliated sub-advisors, each without obtaining shareholder approval. However, it is a condition of the Exemptive Order that shareholder approval of the Sub-Advisor Approval Policy be obtained before the Sub-Advisor Approval Policy is implemented for the Fund.

Current Sub-Advisor Approval Process

Currently, after obtaining approval by the Board, the Fund’s shareholders must approve any or certain sub-advisory contracts between DIMA and another investment advisor pursuant to which the other investment advisor provides the Fund with investment management services. Although shareholders of DWS Equity 500 Index VIP have previously approved a sub-advisor approval policy with respect to unaffiliated sub-advisors, they have not approved such a policy with respect to affiliated sub-advisors. Therefore, shareholders of the Fund must approve any sub-advisory agreement with an affiliated sub-advisor. Submitting sub-advisory contracts for shareholder approval is a time-consuming and expensive process and this Proposal seeks to standardize the Sub-Advisor Approval Policy across all DWS funds.

Proposed Sub-Advisor Approval Policy

The Sub-Advisor Approval Policy would permit DIMA, subject to the approval of the Board, to appoint and replace both affiliated and unaffiliated sub-advisors for the Fund and to materially amend sub-advisory contracts without obtaining shareholder approval.

If the Sub-Advisor Approval Policy is adopted, the Board will continue to evaluate and approve all new sub-advisory contracts between DIMA and any sub-advisor, as well as all changes to existing sub-advisory contracts. In addition, the Fund and DIMA will be subject to the conditions imposed by the SEC through the Exemptive Order to ensure that the interests of the Fund and its shareholders are adequately protected whenever DIMA acts under the Sub-Advisor Approval Policy. Under the conditions of the Exemptive Order, shareholders of the Fund will be provided with relevant information about a new sub-advisor within ninety (90) days after the hiring of the new sub-advisor.

Shareholder approval of this Proposal will have no effect on the total amount of management fees paid by the Fund to DIMA or DIMA’s duties and responsibilities toward the Fund under the current investment management agreement between DIMA and the Fund.

Benefits of the Sub-Advisor Approval Policy

The Board believes that it is in the best interests of the Fund to give DIMA greater flexibility to select, supervise and evaluate sub-advisors without incurring the expense and potential delay of seeking specific shareholder approval. Under current applicable law, while a change in investment management arrangements involving one or more sub-advisors can be put into place promptly on a temporary basis, a Fund must still call and hold a meeting of the Fund’s shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. If DIMA and the Board are authorized to implement the Sub-Advisor Approval Policy, DIMA and the Board would be able to act more quickly and with less expense to appoint a sub-advisor when DIMA and the Board believe that the appointment would benefit the Fund and its shareholders.

The Board also believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisors in DIMA, subject to review and approval by the Board, in light of DIMA’s significant experience and expertise in this area. The Board believes that investors may choose to invest in the Fund because of DIMA’s experience in this respect. Finally, the Board will continue to oversee the sub-advisor selection process to ensure that shareholders’ interests are protected whenever DIMA selects a sub-advisor or modifies a sub-advisory contract. The Board will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. The Board believes that its review and approval will ensure that DIMA continues to act in the best interests of the Fund and its shareholders.

Required Vote

Approval of the Sub-Advisor Approval Policy requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders of the Fund approve the Sub-Advisor Approval Policy, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the Sub-Advisor Approval Policy. If shareholders of the Fund fail to approve the Sub-Advisor Approval Policy, the current policy will remain in effect for the Fund and shareholders of DWS Equity 500 Index VIP will have to continue to approve any sub-advisory agreement with an affiliated sub-advisor.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal II.

PROPOSAL III

APPROVAL OF A CHANGE IN DIVERSIFICATION POLICY

(DWS Capital Growth VIP)

The Board of DWS Capital Growth VIP has approved, and recommends that shareholders of the Fund approve, a change to the diversification classification of the Fund from diversified to non-diversified. The Fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. The change in diversification classification is intended to provide the portfolio management team increased flexibility to invest a greater percentage of the Fund’s assets in any one issuer and in fewer issuers overall. The Board believes reclassifying the Fund from diversified to non-diversified is in the best interests of the Fund and its shareholders because it is intended to provide the Fund’s portfolio management team with increased investment flexibility and may result in better investment performance over time.

If the Proposal is approved by shareholders of the Fund, the Fund will elect to be classified as a non-diversified series of an open-end management investment company, which means that the Fund will not be required to comply with the diversification requirements of the 1940 Act set forth below under the section entitled “What is the difference between diversified and non-diversified funds?”, although the Fund must continue to meet the tax-related diversification requirements set forth below under the section entitled “Are there other diversification requirements that will still apply to the Fund if it becomes non-diversified under the 1940 Act?”.

What is the difference between diversified and non-diversified funds?

Under the 1940 Act, a fund must be classified as diversified or non-diversified, and a fund’s classification as diversified is considered a fundamental policy that cannot be changed without shareholder approval. A fund that elects to be classified as diversified must invest at least 75 percent of the value of its total assets in cash and cash items (including receivables), government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than five percent of the value of the total assets of such fund and to not more than 10 percent of the outstanding voting securities of such issuer. A fund that elects to be classified as non-diversified is not subject to the above requirements and can invest a greater percentage of the fund’s assets in any one issuer and in fewer issuers overall. The Fund is currently classified as a diversified fund and must, therefore, operate in compliance with the 1940 Act diversification requirements.

Why is the Fund seeking to change to a non-diversified fund?

The primary benchmark of the Fund is the Russell 1000 Growth Index (the “Russell 1000 Growth”), which is designed to measure the performance of the large capitalization growth sector of the U.S. equity market. While the Fund is not an index fund, the Fund’s portfolio management team evaluates and considers the stocks in the Russell 1000 Growth as potential investment opportunities. Over the past few years, certain stocks in the Russell 1000 Growth have experienced extraordinary increases in market capitalization. Notably, these stocks have included Amazon.com, Inc., NVIDIA Corp., Meta Platforms, Inc., Apple, Inc., Alphabet, Inc. and Microsoft Corp. As a result, the Russell 1000 Growth and other indices with higher weightings to technology stocks have become much more concentrated at the individual stock level. As of _________, 2024, the stocks noted above make up ___% of the Russell 1000 Growth. Although increased levels of stock concentration have fluctuated in the Russell 1000 Growth in the past, the portfolio management team believes this market concentration is likely to persist rather than “self-correct” as it has historically done in the past.

Due to the 1940 Act diversification requirements, a diversified fund like the Fund must underweight its holdings in the more concentrated stocks relative to their weights in the Russell 1000 Growth, even if the portfolio management team believes them to be attractive investment opportunities. For this reason, maintaining the Fund as a diversified fund is expected to increasingly limit the Fund’s investment flexibility within the U.S. large cap growth universe and put the Fund at a competitive disadvantage against peers that operate as non-diversified funds. On the other hand, if the Fund operates as a non-diversified investment company, which would allow it to invest a greater percentage of its assets in a smaller number of stocks, the portfolio management team will have increased investment flexibility that would allow the Fund to better reflect the current composition and security weightings of the U.S. large cap equity universe.

For the reasons discussed above, DIMA believes that reclassifying the Fund as non-diversified would be in the best interests of the Fund and its shareholders because operating as a non-diversified investment company would provide the Fund’s portfolio management team with increased investment flexibility and may result in better investment performance over time.

Will the Fund’s risk profile change if it is reclassified as non-diversified under the 1940 Act?

Yes. While changing to a non-diversified fund will provide increased investment flexibility and may result in improved investment performance over time, a non-diversified fund typically presents a greater degree of investment risk due to its ability to invest a greater percentage of its assets in a single stock and in fewer stocks overall. Because a non-diversified fund can invest more of its assets in a smaller number of stocks, it may be more exposed to the risks associated with an individual stock than a fund that invests more broadly across many stocks. For example, if the Proposal is approved by the Fund’s shareholders and the Fund takes advantage of the increased flexibility afforded to it, poor performance by a single large stock holding of the Fund would adversely affect the Fund’s performance to a greater extent than if the Fund had invested less in that issuer. As a result, as a non-diversified fund, the Fund’s share price may fluctuate more than that of a similar fund that is more broadly diversified.

A non-diversified fund may from time to time temporarily operate in a diversified manner without losing its non-diversified status and, as a result, at times, if the Proposal is approved, the Fund may not take advantage of the greater flexibility afforded to a non-diversified fund.

Are there other diversification requirements that will still apply to the Fund if it becomes non-diversified under the 1940 Act?

Yes. If the Proposal is approved, the Fund would continue to be subject to tax diversification tests under Subchapter M of the Internal Revenue Code of 1986, as amended, which apply to regulated investment companies. To qualify for pass through tax treatment as a regulated investment company, the Fund must, among other requirements, limit its investments so that, at the close of each quarter of the taxable year, (1) not more than 25% of the Fund’s total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Required Votes

Approval of the change in the diversification classification with respect to the Fund requires the vote of the lesser of (A) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present at the Meeting or represented by proxy; or (B) more than 50% of the Fund’s outstanding shares. If shareholders of the Fund approve the change in the Fund’s diversification classification, the change will become effective as soon as practicable after the Fund’s prospectus and statement of additional information have been supplemented to reflect the classification change. If shareholders of the Fund fail to approve the diversification classification change, the Fund will continue to operate as a diversified Fund.

Recommendation of the Board

The Board unanimously recommends that shareholders vote FOR Proposal III.

ADDITIONAL INFORMATION

Voting Power. Each whole share of a Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

Quorum and Required Vote. Proxies are being solicited from each Fund’s shareholders by the Fund’s Board for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of a Proposal. The specific voting requirement to approve each Proposal is discussed in the applicable Proposal.

The presence at the Meeting of at least 30% of the shares outstanding and entitled to be cast for a Trust (for a Trust-wide vote) or a Fund (for a Fund-by-Fund vote) present or represented by proxy will constitute a quorum for the transaction of business at the Meeting. As discussed below and set forth in the Share Ownership tables in Appendix E, because shares of the Funds are held by Participating Insurance Companies, the presence at the Meeting of a small number of Participating Insurance Companies may be sufficient to constitute a quorum for the transaction of business at the Meeting. Please see “Proxy Costs and Solicitation of Proxies” below for a description of how the Participating Insurance Companies vote, based on the voting instructions received from Contract Owners.

Record Date and Method of Tabulation. Shareholders of record at the close of business on September 6, 2024 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. The number of shares of each class of each Fund and of each Trust as a whole that were issued and outstanding as of the Record Date are set forth in Appendix D to this Proxy Statement. Shareholders will vote by Trust on Proposal I and by individual Fund on Proposals II-III.

In advance of or at the Meeting, the Board, or at the Meeting, the chairman of the Meeting, may appoint Inspectors of Election to act at the Meeting or any postponement or adjournment thereof. Unless otherwise instructed by the Board or the chairman of the Meeting, the Inspectors of Election shall determine the number of shares outstanding of the applicable Trust, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies; shall receive votes, ballots or consents; shall hear and determine all challenges and questions in any way arising in connection with the right to vote; and shall count and tabulate all votes and consents, determine the results, and do such other acts as may be proper to conduct the election or vote.

The Inspectors of Election will count shares represented by proxies that reflect abstentions as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions will have no effect on Proposal I, but will have the effect of a “no” vote on each other Proposal. Shares attributable to amounts retained by each Participating Insurance Company will be voted in the same proportion as voting instructions received from Contract Owners. Accordingly, there are not expected to be any “broker non-votes.”

Deutsche Bank Voting. Deutsche Bank Trust Company Americas (“Deutsche Bank Trust”) or its delegate will vote any shares of the Funds in accounts as to which Deutsche Bank Trust has voting authority which are not otherwise represented in person or by proxy at the Meeting. Deutsche Bank Trust will vote shares of the Funds over which it has investment discretion in accordance with its fiduciary and other legal obligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Deutsche Bank and its affiliates will vote any shares held in proprietary accounts in accordance with their voting procedures.

Share Ownership. Appendix E to this Proxy Statement sets forth information as of the Record Date regarding the ownership of each Fund’s shares by the only persons known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of the Fund. Collectively, the Board Members and the officers of each Fund and each Board Member Nominee own less than 1% of each Fund’s outstanding shares. The number of shares beneficially owned is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose.

Proxy Costs and Solicitation of Proxies. As discussed above, shares of the Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts. Therefore, shares of the Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., pass-through voting). A Participating Insurance Company must vote the shares of a Fund held in its name as directed by Contract Owners. If a Participating Insurance Company receives a signed voting instruction form that does not indicate the Contract Owner’s voting instructions, the Participating Insurance Company will vote the interest represented thereby in favor of the Proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Fund held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the Proposal, for, against, or abstaining, in the same proportion as the shares of such Fund for which it has received instructions from Contract Owners (i.e., “echo voting”). The Funds are not aware of a minimum number of voting instructions that must be received from Contract Owners before a Participating Insurance Company may employ echo voting when casting its vote at a Meeting. As a result, a small number of Contract Owners may determine the outcome of the vote. This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds. All persons entitled to direct the voting of shares of a Fund, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

In addition to solicitations made by mail, solicitations may also be made by telephone, through the Internet or in person by officers or employees of the Funds and by certain financial services firms and their representatives, who will receive no extra compensation for their services. Computershare (“Computershare”) has been engaged as an information agent for the Funds at an estimated cost of $______________. However, the exact cost will depend on the amount and type of services rendered. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to allow shareholders to confirm that their instructions have been recorded properly.

Please see the instructions on the voting instruction form for telephone touch-tone voting and Internet voting. Contract Owners will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Contract Owners who vote on the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request. Should Contract Owners require additional information regarding the proxy or a replacement voting instruction form, they may contact Computershare toll-free at (866) 461-6920. Any voting instruction given by a Contract Owner is revocable until voted at the Meeting. Contact Computershare or your Participating Insurance Company for further information.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in soliciting instructions from their principals. As set forth in Appendix G to this Proxy Statement, the costs of solicitation will be borne by the Funds, including (a) the printing and mailing of this Proxy Statement or Notice and the accompanying materials, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ shares, (c) payment to Computershare for its services in soliciting proxies and (d) supplementary solicitations to submit proxies. The Funds’ bearing of proxy costs will not be subject to the cap on total expenses or any fee waivers then in effect.

Revocation of Proxies. Proxies, including proxies given by telephone or via the Internet, may be revoked at any time before they are voted.

A shareholder who has submitted a proxy may revoke or withdraw the proxy with respect to any matter to be considered at the Meeting or any adjournment or postponement thereof if such revocation or withdrawal is properly received by the Secretary of the applicable Trust, at 100 Summer Street, Boston, Massachusetts 02110 prior to the vote on that matter. A shareholder may also revoke a proxy prior to a vote on a matter by delivering a duly executed proxy bearing a later date or by attending the Meeting or the adjournment or postponement thereof and voting in person on the matter.

Adjournment. In the event that the necessary quorum to transact business or the sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

The Meeting may, by action of the chairman of the Meeting, be adjourned without further notice with respect to one or more matters to be considered at the Meeting to a designated time and place, whether or not a quorum is present with respect to such matter; upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at the Meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

Investment Advisor and Administrator. DIMA, 875 Third Avenue, New York, New York 10022, serves as each Fund’s investment advisor and administrator. DIMA is an indirect, wholly-owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a publicly-listed financial services firm that is an indirect, majority-owned subsidiary of Deutsche Bank AG. The DWS brand represents the DWS Group and any of its subsidiaries such as DWS Distributors, Inc., which offers investment products, or DIMA and RREEF America L.L.C., which offer advisory services.

Principal Underwriter. The principal underwriter for each Fund is DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Information Concerning Independent Registered Public Accounting Firm. The Board of each Fund has selected Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Fund for the current fiscal year. EY has been the independent registered public accounting firm for each Fund for at least the last two completed fiscal years. EY has informed the Audit Committees for the Funds that it has no material direct or indirect financial interest in any of the Funds except as their independent registered public accounting firms. Representatives of EY are not expected to be present at the Meeting.

Appendix F contains a table showing fees billed by EY to each Fund during that Fund’s two most recent fiscal years: (i) for audit and non-audit services pre-approved by the Audit Committee and provided to the Fund, and (ii) for engagements for non-audit services pre-approved by the Audit Committee for DIMA and certain entities controlling, controlled by, or under common control with DIMA that provide ongoing services to the Fund (collectively, the “DWS Entities”), which engagements relate directly to the operations and financial reporting of the Fund. The Audit Committee of the Board has reviewed whether the receipt by EY of non-audit fees from the Fund, DIMA and all DWS Entities is compatible with maintaining its independence.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre-approve (i) all services to be performed for the Fund by the Fund’s independent registered public accounting firm and (ii) all non-audit services to be performed by the Fund’s independent registered public accounting firm for the DWS Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of the Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

According to EY, substantially all of EY’s hours spent on auditing the Funds’ financial statements were attributed to work performed by full-time permanent employees of EY.

In connection with the audit of the 2023 and 2024 financial statements, each Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by each Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided thereunder.

All Non-Audit Fees. The table in Appendix F shows the aggregate non-audit fees billed by EY for services rendered to the Funds and to the DWS Entities for the two most recent fiscal years for each Fund. In assessing the independence of EY, the Audit Committee considered this information.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds do not hold regular shareholders’ meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the applicable Fund, 100 Summer Street, Boston, Massachusetts 02110.

Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for the meeting; however, timely submission of a proposal does not necessarily mean that such proposal will be included in the associated proxy statement.

OTHER MATTERS TO COME BEFORE THE MEETING

No Board Member is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the voting instruction form will confer upon the person or persons entitled to vote the shares represented by such voting instruction form the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.

SHAREHOLDERS’ REQUEST FOR SPECIAL MEETING

Meetings of shareholders of a Trust shall be called upon the written request of the holders of 10% or more of the total number of shares of such Trust then issued and outstanding and entitled to vote.

IF YOU HAVE ANY QUESTIONS CONCERNING THIS PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND TO DELIVER A VOTING INSTRUCTION FORM, PLEASE CONTACT COMPUTERSHARE AT 1-866-461-6920.

CONTRACT OWNERS WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND TO SIGN THE ENCLOSED VOTING INSTRUCTION FORM AND TO RETURN IT IN THE ENCLOSED ENVELOPE, OR TO FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM FOR VOTING BY TELEPHONE OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD ON NOVEMBER 21, 2024:

The Notice of the Joint Special Meetings, Joint Proxy Statement and Proxy Card(s) are available at www.proxy-direct.com/dws-34139.

By Order of the Boards,

John Millette

Secretary

APPENDIX A

NOMINEE SHARE OWNERSHIP

As of August 10, 2024, the Board Member Nominees and the officers of each Fund as a whole owned less than 1% of the outstanding shares of any class of any Fund.

The following tables show the dollar range of equity securities beneficially owned by each Board Member Nominee in each Fund as of August 10, 2024. The Board Member Nominees cannot invest directly in the Funds because direct investments in the Funds may be made only by variable life insurance and variable annuity separate accounts.

Each Board Member Nominee owns over $__________ of shares on an aggregate basis in all DWS funds overseen or to be overseen by the nominee as of November 21, 2024, except for Ms. Conrad who does not own shares of any Fund.

Fund	Mary Schmid Daugherty	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad
DWS Alternative Asset Allocation VIP	None	None	None	None	None	None	None	None	None
DWS Capital Growth VIP	None	None	None	None	None	None	None	None	None
DWS Core Equity VIP	None	None	None	None	None	None	None	None	None
A-1

Fund	Mary Schmid Daugherty	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad
DWS CROCI® International VIP	None	None	None	None	None	None	None	None	None
DWS CROCI® U.S. VIP	None	None	None	None	None	None	None	None	None
DWS Equity 500 Index VIP	None	None	None	None	None	None	None	None	None
DWS Global Income Builder VIP	None	None	None	None	None	None	None	None	None
DWS Global Small Cap VIP	None	None	None	None	None	None	None	None	None
DWS Government Money Market VIP	None	None	None	None	None	None	None	None	None
DWS High Income VIP	None	None	None	None	None	None	None	None	None
DWS International Growth VIP	None	None	None	None	None	None	None	None	None
DWS Small Cap Index VIP	None	None	None	None	None	None	None	None	None
DWS Small Mid Cap Growth VIP	None	None	None	None	None	None	None	None	None
A-2

Fund	Mary Schmid Daugherty	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.	Jennifer S. Conrad

DWS Small Mid Cap Value VIP	None	None	None	None	None	None	None	None	None

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APPENDIX B

FUND OFFICERS

The following persons are officers of each Trust:

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Hepsen Uzcan(2) (1974) President and Chief Executive Officer, 2017-present	Head of Americas CEO Office, DWS (2023-present), Head of Fund Administration, Head of Product Americas and Head of U.S. Mutual Funds, DWS (2017-present); Vice President, DWS Service Company (2018-present); President, DB Investment Managers, Inc.(2018-present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017-present); Vice President, DWS Investment Management Americas, Inc. (2023-present); formerly: Vice President for the Deutsche funds (2016-2017); Assistant Secretary for the DWS funds (2013-2019); Secretary, DWS USA Corporation (2018-2023); Assistant Secretary, DWS Investment Management Americas, Inc. (2018-2023); Assistant Secretary, DWS Trust Company (2018-2023); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013-2020); Assistant Secretary, DWS Distributors, Inc. (2018-2023); Directorships: Director of DWS Service Company (2018-present); Director of DB Investment Managers, Inc. (2018-present); Director of Episcopalian Charities of New York (2018-present); Interested Director of The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2020-present); Director of ICI Mutual Insurance Company (2020-present); Director of DWS USA Corporation (2023-present); Director of DWS Investment Management Americas, Inc. (2023-present); and Manager of DBX Advisors LLC. (2023-present)
John Millette(3) (1962) Vice President and Secretary, 1999-present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015-present); Director and Vice President, DWS Trust Company (2016-present); Secretary, DBX ETF Trust (2020-present); Vice President, DBX Advisors LLC (2021-present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2011-present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015-2017); and Assistant Secretary, DBX ETF Trust (2019-2020)
B-1

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Ciara Crawford(2) (1984) Assistant Secretary, 2019 - present	Fund Administration (Specialist), DWS (2015-present); Secretary, DWS Service Company (2024-present); Assistant Secretary of U.S. Mutual Funds, DWS (2019-present); Secretary, DWS USA Corporation (2024-present); Secretary, DBX Advisors, LLC (2024-present); Secretary, DWS Investment Management Americas, Inc. (2024-present); Clerk, DWS Trust Company (2024-present); Secretary, DWS Distributors, Inc. (2024-present); formerly, Assistant Secretary DWS Service Company (2018-2024); Assistant Secretary, DWS USA Corporation (2023-2024); Assistant Secretary, DBX Advisors, LLC (2023-2024); Assistant Secretary, DWS Investment Management Americas, Inc. (2023-2024); Assistant Clerk, DWS Trust Company (2023-2024); Assistant Secretary, DWS Distributors, Inc. (2023-2024); Legal Assistant at Accelerated Tax Solutions
Diane Kenneally(3) (1966) Chief Financial Officer and Treasurer, 2018 – present	Fund Administration Treasurer’s Office (Head since 2024), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019-present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present); formerly: Assistant Treasurer for the DWS funds (2007-2018); and Co-Head of DWS Treasurer’s Office (2018-2024)
Yvonne Wong(3) (1960) Assistant Treasurer, since December 1, 2023	Fund Administration (Senior Analyst), DWS; Assistant Treasurer, DBX ETF Trust (since November 14, 2023)
Sheila Cadogan(3) (1966) Assistant Treasurer, 2017-present	Fund Administration Treasurer’s Office, Head of Accounting and Vendor Oversight (since 2024), DWS; Director and Vice President, DWS Trust Company (2018-present); Assistant Treasurer, DBX ETF Trust (2019-present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018-present). Formerly: Co-Head of DWS Treasurer’s Office (2018-2024)
Scott D. Hogan(3) (1970) Chief Compliance Officer, 2016-present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016-present)
Caroline Pearson(3) (1962) Chief Legal Officer, 2010-present	Legal (Regional Head of Legal, Americas), DWS (since 2024); Assistant Secretary, DBX ETF Trust (2020-present); Chief Legal Officer, DBX Advisors LLC (2019-present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012-present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002-2017); Secretary, Deutsche AM Service Company (2010-2017); Chief Legal Officer, DBX Strategic Advisors LLC (2020-2021); and Legal (Senior Team Lead), DWS (2020-2024)
B-2

Name, Year of Birth, Position with the Trust and Length of Time Served(1)	Business Experience and Directorships During the Past 5 Years
Christian Rijs(2) (1980) Anti-Money Laundering Compliance Officer, 2021-present	Senior Team Lead Anti-Financial Crime and Compliance, DWS; AML Officer, DWS Trust Company (2021-present); AML Officer, DBX ETF Trust (2021-present); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2021-present); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO

(1)       The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

(2)       Address: 875 Third Avenue, New York, New York 10022.

(3)       Address: 100 Summer Street, Boston, MA 02110.

B-3

APPENDIX C

BOARD MEMBER NOMINEE COMPENSATION

The table below shows (i) the compensation paid to the Board Member Nominees by each Fund for its most recently completed fiscal year and (ii) the total compensation received by each Board Member Nominee from the DWS fund complex for the calendar year 2023. Ms. Conrad has not been elected to the Board as of the date of this Proxy Statement and therefore received no compensation from the Funds during the relevant periods.

Fund and FYE	Mary Schmid Daugherty[1]	Dawn-Marie Driscoll	Keith R. Fox	Richard J. Herring	Chad D. Perry	Rebecca W. Rimel	Catherine Schrand	William N. Searcy, Jr.
DWS Alternative Asset Allocation VIP, 12/31/23	$788	$2,041	$2,799	$2,037	$2,041	$2,192	$2,253	$2,192
DWS Capital Growth VIP, 12/31/23	$1,555	$3,824	$5,331	$3,823	$3,824	$4,126	$4,246	$4,126
DWS Core Equity VIP, 12/31/23	$279	$668	$850	$662	$668	$705	$719	$705
DWS CROCI® International VIP, 12/31/23	$229	$543	$672	$537	$543	$569	$579	$569
DWS CROCI® U.S. VIP, 12/31/23	$314	$766	$989	$760	$766	$811	$829	$811
DWS Equity 500 Index VIP, 12/31/23	$1,152	$2,920	$4,047	$2,918	$2,920	$3,145	$3,236	$3,145
DWS Global Income Builder VIP, 12/31/23	$280	$683	$871	$677	$683	$721	$736	$721
DWS Global Small Cap VIP, 12/31/23	$211	$494	$603	$488	$494	$516	$525	$516
DWS Government Money Market VIP, 12/31/23	$422	$1,032	$1,366	$1,026	$1,032	$1,099	$1,126	$1,099
DWS High Income VIP, 12/31/23	$179	$416	$492	$410	$416	$432	$438	$432
DWS International Growth VIP, 12/31/23	$143	$321	$357	$314	$321	$328	$331	$328
DWS Small Cap Index VIP, 12/31/23	$703	$1,809	$2,469	$1,805	$1,809	$1,941	$1,994	$1,941
DWS Small Mid Cap Growth VIP, 12/31/23	$192	$451	$542	$445	$451	$469	$477	$469
DWS Small Mid Cap Value VIP, 12/31/23	$239	$581	$726	$575	$581	$610	$622	$610

Total Compensation from the complex as of December 31, 2023	$118,981	$315,000	$440,000	$315,000	$315,000	$340,000	$350,000	$340,000

1 Ms. Daugherty was appointed as an Independent Board Member effective August 15, 2023.

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APPENDIX D

NUMBER OF SHARES OF EACH CLASS OF EACH FUND OUTSTANDING AS OF THE RECORD DATE

D-1

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APPENDIX E

RECORD AND BENEFICIAL OWNERS OF 5% OR MORE OF A CLASS OF FUND SHARES

[FUND]

Name and Address of Investor	Shares	Class	Percentage

E-1

APPENDIX F

FEES BILLED BY AUDITOR FOR PAST TWO FISCAL YEARS

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund (FYE)	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS Alternative Asset Allocation VIP (12/31)
2022	$46,210	$0	$0	$7,206	$148,212	$0	$0
2023	$46,210	$0	$0	$5,969	$424,143	$0	$0
DWS Capital Growth VIP (12/31)
2022	$51,236	$0	$0	$7,206	$148,212	$0	$0
2023	$51,236	$0	$0	$5,969	$424,143	$0	$0
DWS Core Equity VIP (12/31)
2022	$51,236	$0	$0	$8,316	$148,212	$0	$0
2023	$51,236	$0	$0	$7,629	$424,143	$0	$0
DWS CROCI® International VIP (12/31)
2022	$56,918	$0	$0	$7,206	$148,212	$0	$0
2023	$56,918	$0	$0	$5,969	$424,143	$0	$0
DWS CROCI® U.S. VIP (12/31)
2022	$50,164	$0	$0	$7,206	$148,212	$0	$0
2023	$50,164	$0	$0	$5,969	$424,143	$0	$0
DWS Equity 500 Index VIP (12/31)
2022	$39,361	$0	$0	$7,206	$148,212	$0	$0
2023	$39,361	$0	$0	$7,629	$424,143	$0	$0
DWS Global Income Builder VIP (12/31)
2022	$71,381	$0	$0	$9,692	$148,212	$0	$0
2023	$71,381	$0	$0	$8,948	$424,143	$0	$0
F-1

	Audit Fees(1)	Audit Related Fees(2)		Tax Fees(3)		All Other Fees(4)
Name of Fund (FYE)	Fund	Fund	DIMA Entities	Fund	DIMA Entities	Fund	DIMA Entities
DWS Global Small Cap VIP (12/31)
2022	$39,361	$0	$0	$8,316	$148,212	$0	$0
2023	$39,361	$0	$0	$7,629	$424,143	$0	$0
DWS Government Money Market VIP (12/31)
2022	$29,861	$0	$0	$7,206	$148,212	$0	$0
2023	$29,861	$0	$0	$5,969	$424,143	$0	$0
DWS High Income VIP (12/31)
2022	$66,725	$0	$0	$7,206	$148,212	$0	$0
2023	$66,725	$0	$0	$5,969	$424,143	$0	$0
DWS International Growth VIP (12/31)
2022	$56,147	$0	$0	$7,206	$148,212	$0	$0
2023	$56,147	$0	$0	$5,969	$424,143	$0	$0
DWS Small Cap Index VIP (12/31)
2022	$36,511	$0	$0	$8,316	$148,212	$0	$0
2023	$36,511	$0	$0	$8,948	$424,143	$0	$0
DWS Small Mid Cap Growth VIP (12/31)
2022	$36,511	$0	$0	$8,316	$148,212	$0	$0
2023	$36,511	$0	$0	$5,969	$424,143	$0	$0
DWS Small Mid Cap Value VIP (12/31)
2022	$30,811	$0	$0	$7,206	$148,212	$0	$0
2023	$30,811	$0	$0	$5,969	$424,143	$0	$0

_____________

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of each Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.” They were for services in connection with an assessment of internal controls and additional related procedures.
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. Fees billed were for tax compliance and tax return preparation.
(4)	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees” and “Tax Fees.”
F-2

Non-Audit Services. The following table shows the amount of fees that EY billed during each Fund’s last two fiscal years for non-audit services. Each Fund’s Audit Committee pre-approved all non-audit services that EY provided to the DIMA Entities that related directly to the Fund’s operations and financial reporting. Each Fund’s Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the DIMA Entities. Each Fund’s Audit Committee considered this information in evaluating EY’s independence.

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
DWS Alternative Asset Allocation VIP (12/31)
2022
2023
DWS Capital Growth VIP (12/31)
2022
2023
DWS Core Equity VIP (12/31)
2022
2023
DWS CROCI® International VIP (12/31)
2022
2023
DWS CROCI® U.S. VIP (12/31)
2022
2023
DWS Equity 500 Index VIP (12/31)
2022
2023
DWS Global Income Builder VIP (12/31)
2022
2023
DWS Global Small Cap VIP (12/31)
2022
2023
DWS Government Money Market VIP (12/31)
2022
2023
DWS High Income VIP (12/31)
2022
2023
DWS International Growth VIP (12/31)
2022
2023
DWS Small Cap Index VIP (12/31)
2022
2023

F-3

Name of Fund (FYE)	Total Non- Audit Fees Billed to Fund (A)	Total Non-Audit Fees Billed to DIMA Entities (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees Billed to DIMA Entities (all other engagements) (C)	Total of (A), (B) and (C)
.DWS Small Mid Cap Growth VIP (12/31)
2022
2023
DWS Small Mid Cap Value VIP (12/31)
2022
2023
F-4

APPENDIX G

ALLOCATION OF PROXY COSTS

Each Fund will pay its own allocable share of the cost of preparing, printing and mailing the enclosed proxy card(s), proxy statement or notice, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph (all such costs are referred to as the “Proxy Costs”). The amount borne by each Fund amounts to approximately the percentage of average net assets as set forth below for that Fund, based on [August 31, 2024] net assets for each Fund.

Fund	Allocated Cost	Allocated Cost as a % of Average Net Assets

G-1

DWS
PO Box 43131
Providence, RI 02940-3131

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY TELEPHONE
Call toll free:
1-866-298-8476
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date your
Voting Instruction Card and return it in
the postage-paid envelope

Please detach at perforation before mailing.

DWS

VOTING INSTRUCTION CARD

[Insurance Company Name Drop-In]
This Voting Instruction Card is solicited by the above referenced insurance company (the "Company") for its contract holders and contract participants who hold unit values in the separate account of the Company that invests in DWS Funds, and who are entitled to instruct the company on how to vote shares held by the separate account. This Voting Instruction Card revokes all prior Voting Instruction Cards given by the undersigned.

The undersigned contract holder or contract participant instructs the Company to vote, at the Joint Special Meetings of Shareholders and at any adjournments or postponements thereof (the "Meeting"), all shares of the Fund(s) attributable to his or her contract or interest therein as directed on the reverse side of this card. The undersigned acknowledges receipt of the Fund's Notice of Joint Special Meetings and related Joint Proxy Statement.

For all properly executed Voting Instruction Cards, the Company will vote all shares of the Fund(s) attributable to your account as directed. If you sign but do not make instructions on the reverse, the Company will vote all shares of the Fund(s) attributable to your account value FOR the proposals. If you fail to return this Voting Instruction Card, the Company will vote all shares attributable to your account value in proportion to the voting instructions for the Fund(s) actually received from contract participants and contract holders in the separate account.

VOTE VIA THE INTERNET: **www.proxy-direct.com**
VOTE VIA THE TELEPHONE: **1-866-298-8476**

DWS_34139_082224_VI
THIS VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE

xxxxxxxxxxxxxx code

EVERY CONTRACT OWNERS'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meetings of Shareholders to be held on November 21, 2024. The Joint Proxy Statement and Voting Instruction Card for this meeting are available at: https://www.proxy-direct.com/dws-34139

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: [X]

A Proposals THE BOARD RECOMMENDS A VOTE "FOR" THE PROPOSALS.

1. Election of Board Members.

			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Jennifer S. Conrad	02. Mary Schmid Daugherty	03. Keith R. Fox	☐	☐	☐
04. Chad D. Perry	05. Rebecca W. Rimel	06. Catherine Schrand			

To withhold authority to vote for any individual, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided.______________________________

2. Approval of a Sub-Advisor Approval Policy.

	FOR	AGAINST	ABSTAIN
DWS Equity 500 Index VIP	☐	☐	☐

3. Approval of a change in Diversification Policy.

	FOR	AGAINST	ABSTAIN
DWS Capital Growth VIP	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this voting instruction card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

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